UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

SIEBERT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Wall Street, New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01         Changes in Registrant’s Certifying Accountant.

(a)          On April 25, 2017, Siebert Financial Corp. (the “Company”) dismissed EisnerAmper LLP (“EisnerAmper”) as its independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the Audit Committee of the Company’s Board of Directors.

The audit reports of EisnerAmper on the consolidated financial statements of the Company as of and for the years ended December 31, 2016 and 2015, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2016, and the subsequent interim period through April 25, 2017, there were no: (1) disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided EisnerAmper with a copy of this Form 8-K, and requested that EisnerAmper furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Item 4.01, and, if not, stating the respects in which it does not agree. The letter of EisnerAmper addressed to the SEC is attached hereto as Exhibit No. 16.1.

(b)          On April 24, 2017, the Audit Committee of the Board of Directors of the Company engaged Baker Tilly Virchow Krause, LLP (“BTVK”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. During the two fiscal years ended December 31, 2016, and the subsequent interim period through April 24, 2017, neither the Company nor anyone acting on its behalf consulted with BTVK regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that BTVK concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits

The following exhibit is attached to this Form 8-K:

Exhibit No.       Description

16.1                   Letter from EisnerAmper, LLP

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2017

By:	/s/ Andrew H. Reich
Andrew H. Reich
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary